UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): NOVEMBER 29, 2016

SCRIPPS NETWORKS INTERACTIVE, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	1-34004	61-1551890
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9721 Sherrill Boulevard Knoxville, Tennessee		37932
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (865) 694-2700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Kent

On December 1, 2016, Scripps Networks Interactive, Inc. (the “Company”) announced that Phillip I. Kent will be nominated to stand for election to the Company’s Board of Directors (the “Board”) at its annual shareholder meeting in 2017. Mr. Kent will bring expertise in a number of areas to the Company’s Board, having served as Chief Executive Officer of Turner Broadcasting System from 2003 to 2013.

Phil Kent joined Turner Broadcasting in 1993 as president of Turner Home Entertainment. He later served as President of Turner’s international networks based in London and was subsequently named President and Chief Operating Officer of CNN News Group in 2000. He became Chief Executive Officer of Turner Broadcasting System in 2003. Kent is a board member at the CDC Foundation, having previously been a director of the National Cable & Telecommunications Association and chair of Atlanta’s Woodruff Arts Center. He holds a bachelor’s degree in economics from Lehigh University.

Departure of Mr. Galloway

David Galloway will leave the Board after nine years of dedicated service and six years with the board of The E.W. Scripps Company. Galloway was Chair of the Compensation Committee of the Board for seven years.

Galloway was previously President and CEO of Torstar Corporation from 1988 to 2002. Torstar Corporation publishes the Toronto Star, Canada's largest newspaper and Harlequin books, a publisher of romance fiction in 12 languages and 19 countries. Since 2002 Galloway has served on a number of boards and was Chair of the Hospital for Sick Children from 2002 to 2005 and Chair of Bank of Montreal from 2004 to 2012.

By letter dated November 29, 2016, Mr. David Galloway notified the Company of his decision not to stand for re-election to the Board at the Company’s 2017 Annual Meeting of Stockholders.

The Company and the Board are grateful to Mr. Galloway for his distinguished Board service and leadership.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99	Press release dated December 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SCRIPPS NETWORKS INTERACTIVE, INC.

Date: December 1, 2016	By:	/s/ Cynthia L. Gibson
Cynthia L. Gibson
Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit Number	Description
99	Press release dated December 1, 2016.